Exhibit 10.1
TENTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
among
Apartment Investment and Management Company,
AIMCO Properties, L.P., and
AIMCO/Bethesda Holdings, Inc.,
as the Borrowers,
the Guarantors and
Pledgors named herein,
Bank of America, N.A.,
as Administrative Agent, Swing Line Lender
and L/C Issuer
and
The Other Financial
Institutions Party Hereto
Dated as of September 29, 2010
BANC OF AMERICA SECURITIES LLC
and
KEYBANC CAPITAL MARKETS
as Joint-Lead Arrangers
and
Joint Bookrunners

TENTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
This TENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of September 29, 2010 and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda are collectively referred to herein as “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and L/C Issuer, and the Lenders party hereto, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (the “Original Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005 (the “First Amendment”), as amended by that certain Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006 (the “Second Amendment”), as amended by that certain Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 31, 2007 (“Third Amendment”), as amended by that certain Fourth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 14, 2007 (“Fourth Amendment”), as amended by that certain Fifth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 9, 2008 (“Fifth Amendment”), as amended by that certain Sixth Amendment to Amended and Restated Senior Secured Credit Agreement, dated May 1, 2009 (“Sixth Amendment”), as amended by that certain Seventh Amendment to Amended and Restated Senior Credit Agreement, dated August 4, 2009 (“Seventh Amendment”), as amended by that certain Eighth Amendment to Amended and Restated Senior Credit Agreement, dated February 3, 2010 (“Eighth Amendment”), and as amended by that certain Ninth Amendment to Amended and Restated Senior Credit Agreement, dated May 14, 2010 (“Ninth Amendment”) (the Original Credit Agreement as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment and Ninth Amendment is referred to as the “Credit Agreement”; and the Credit Agreement as amended by this Amendment is referred to as the “Amended Agreement”). Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.
RECITALS
WHEREAS, Borrowers desire to amend the Credit Agreement as more particularly set forth below;
WHEREAS, the Term Loans have been repaid;

WHEREAS, pursuant to the Credit Agreement, the amendments set forth herein require the consent of the Revolving Lenders, the L/C Issuer and the Required Lenders, and the Revolving Lenders, the L/C Issuer and the Required Lenders have consented hereto;
NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
A. The defined term “Activation Notice” is deleted.
B. The defined term “Affiliate” is deleted and replaced with:
““Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. In no event shall Administrative Agent or any Lender be deemed to be an Affiliate of Borrower.”
C. Paragraph (b) of the defined term “Applicable Percentage” is deleted and replaced with:
“(b) with respect to a Lender’s obligations to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, (i) prior to the Revolving Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Revolving Commitment, by (z) the aggregate Revolving Commitments of all Lenders, and (ii) from and after the time that the Revolving Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the aggregate outstanding principal amount of such Lender’s Revolving Loans by (z) the aggregate outstanding principal amount of all Revolving Loans, provided, however, if any Revolving Lender is a Defaulting Lender or an Impacted Lender at the time of the issuance of a Letter of Credit or the time on which the Revolving Lenders are required to make funds available to the Administrative Agent (for the account of the L/C Issuer) pursuant to Section 2.03(c)(ii), then the aggregate amount of all obligations of such Defaulting Lender or Impacted Lender to acquire participations in any Letters of Credit or make such funds available will be reallocated among the non-Defaulting, non-Impacted Lenders on a pro rata basis and the “Applicable Percentage” shall be calculated under clauses (i) and (ii) above by excluding the Revolving Commitment of such Defaulting Lender or such Impacted Lender from the aggregate Revolving Commitments in the case of clause (z) of clause (i) and by excluding the outstanding principal amount of the Revolving Loans of such Defaulting Lender or such Impacted Lender from the aggregate outstanding principal amount of the Revolving Loans in the case of clause (z) of clause (ii) but only to the extent the sum of all non-Defaulting, non-Impacted Lenders’ Total Revolving Outstandings plus such Defaulting Lenders’ and Impacted Lenders’ Total Revolving Outstandings so reallocated does not exceed the total of all non-Defaulting, non-Impacted Lenders’ Revolving Commitments.”

D. The defined term “Applicable Capitalization Rate” is deleted and replaced with:
““Applicable Capitalization Rate” means 7.50%, subject to adjustment to an amount not to exceed 8.00% in accordance with Section 2.14(a).”
E. The defined term “Audited Financial Statements” is deleted and replaced with:
““Audited Financial Statements” means the audited consolidated balance sheet of the REIT for the fiscal year ended December 31, 2009, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the REIT, including the notes thereto.”
F. The defined term “Capital Expenditure Reserve” is deleted and replaced with:
““Capital Expenditure Reserve” means, as of any date of determination, the product of (a) an amount not less than $350 (which amount is subject to adjustment as provided below but shall never be less than $350), and (b) the Borrowing Group’s Share of apartment units owned as of such date of determination; provided, however, that an apartment unit shall be excluded from the foregoing calculation if, at the date of determination, a mortgage lender with respect to such apartment unit holds a funded reserve for future capital improvements for such apartment unit. Administrative Agent may review the Capital Expenditure Reserve on December 31, 2011 and as of the last day of each subsequent calendar year (a “Review Date”) and, upon written notice to the Borrowers provided within 30 days after delivery of the Compliance Certificate relating to such calendar year, increase the per unit dollar amount in clause (a) above by an amount not to exceed the lesser of (i) $24.50 per year per unit or (ii) the amount by which the actual amount of Capital Expenditures per unit for the apartment units (the “Actual CapEx Amount”) in clause (b) for the prior four calendar quarters exceeds $350 plus any prior annual increases; provided, however, that if the Actual CapEx Amount declines from one year to the next, then the per unit dollar amount in clause (a) above shall automatically decrease as of each Review Date to an amount equal to the greater of (x) $350 per unit and (y) the Actual CapEx Amount for the prior four calendar quarters.”
G. The defined term “Default Rate” is deleted and replaced with:
““Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Applicable Revolving Base Rate plus (ii) the highest Applicable Revolving Rate (regardless of the then applicable Leverage Ratio), if any, applicable to Base Rate Loans that are Revolving Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan that is a Revolving Loan, the Default Rate shall be an interest rate equal to the highest Applicable Revolving Rate (regardless of the then applicable Leverage Ratio) plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Revolving Rate plus 2% per annum.”
H. The defined term “Eurodollar Rate Floor” is deleted and replaced with:
““Eurodollar Rate Floor” means 1.50%.”

I. The defined term “Impacted Lender” is deleted and replaced with:
““Impacted Lender” means a Revolving Lender (a) that is a Defaulting Lender, or (b) as to which (i) the L/C Issuer has a good faith belief that such Revolving Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities (and in such other credit facilities such Revolving Lender has been treated as a defaulting or otherwise impacted lender) or (ii) an entity that Controls such Revolving Lender has been deemed insolvent or become subject to a bankruptcy or other similar proceeding. No Impacted Lender shall have any right to approve or disapprove any amendment, waiver or consent under this Agreement (and the portion of the Total Revolving Outstandings held or deemed held by any Impacted Lender shall be excluded in determining if any required approval or consent of the Lenders has been obtained), except that the Commitment of such Impacted Lender may not be increased or extended without the consent of such Impacted Lender (subject to Sections 2.14 and 2.15).”
J. The defined term “Increase Effective Date” is deleted and replaced with:
““Increase Effective Date” is defined in Section 2.15(a)(iv).”
K. The defined term “Required Lenders” is deleted and replaced with:
““Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Revolving Commitments then in effect or, if the Commitment of each Revolving Lender to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, the Total Revolving Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender or any Impacted Lender shall be excluded for purposes of making a determination of Required Lenders.”
L. The defined term “Required Revolving Lenders” is deleted and replaced with:
““Required Revolving Lenders” means Required Lenders.”
M. The defined term “Required Supermajority Lenders” is deleted and replaced with:
““Required Supermajority Lenders” means, as of any date of determination, Lenders having 67% or more of the Revolving Commitments then in effect or, if the Commitment of each Revolving Lender to make Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, the Total Revolving Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender or any Impacted Lender shall be excluded for purposes of making a determination of Required Supermajority Lenders.”

N. The defined term “Revolving Commitment” is deleted and replaced with:
““Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrowers pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 2.15(d) or in the Assignment and Assumption pursuant to which such Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Commitment shall not exceed $300,000,000, unless increased pursuant to Section 2.15.”
O. The defined term “Revolving Commitment Termination Date” is deleted and replaced with:
““Revolving Commitment Termination Date” means the later of (a) May 1, 2013 and (b) if the Existing Revolving Commitment Termination Date is extended pursuant to Section 2.14, such extended Existing Revolving Commitment Termination Date as determined pursuant to such Section 2.14.”
P. The following defined terms shall be inserted in Section 1.01 in the correct alphabetical location:
““Capital Replacements” means, for any period and with respect to any Person, the Borrowing Group’s Share of capital additions that are deemed to replace the portion of acquired capital assets (excluding capital additions for casualties, accidents and redevelopment and the Borrowing Group’s Share of capital additions that are made to enhance the value, profitability or useful life of an asset as compared to its original purchase condition) that was consumed in the ordinary course of business during the period that such Person owned such asset.
“Free Cash Flow” means, for any period of determination, an amount equal to the Borrowing Group’s Share of EBITDA for such period, minus the Borrowing Group’s Share of the following for such period: (i) Capital Replacements, (ii) Fixed Charges and (iii) the amount of the minimum required dividends for the REIT to maintain its REIT status.
“Tenth Amendment” means the Tenth Amendment to this Agreement, dated as of September 29, 2010, among the Borrowers, the L/C Issuer, the Administrative Agent and the Lenders party thereto.
“Tenth Amendment Effective Date” means the date all of the conditions to effectiveness set forth in Section 2 of the Tenth Amendment are satisfied.
“Total Unsecured Indebtedness” means, for any period of determination, the aggregate amount of the Borrowing Group’s Share of Funded Indebtedness which is not secured by a Lien (excluding Indebtedness secured solely by cash in debt service reserves or sinking funds); provided, however, that the Obligations shall be included in the calculation of Total Unsecured Indebtedness.”
Q. Section 2.03(a)(ii) is deleted and replaced with:
“(ii) The L/C Issuer shall not issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur more than 12 months after the Revolving Commitment Termination Date then in effect.”

R. Section 2.03(g) is deleted and replaced with:
“(g) Cash Collateral. If the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, then upon the request of the Administrative Agent, Borrowers shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. Additionally, if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrowers shall immediately (i) Cash Collateralize the then Outstanding Amount of all L/C Obligations, or (ii) subject to the approval of the L/C Issuer in its sole discretion, if the Revolving Commitments are replaced with a new revolving facility, cause “back to back” letters of credit with respect to all outstanding Letters of Credit to be issued; provided, however, if Borrower has delivered a notice pursuant to Section 2.14(a) extending the Revolving Commitment Termination Date, Borrower shall not be required to so Cash Collateralize the then Outstanding Amount of the applicable L/C Obligations or so cause such “back to back” letters of credit to be issued until the Letter of Credit Expiration Date (after giving effect to such extension of the Revolving Commitment Termination Date). Sections 2.05 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.05 and Section 8.02(c), “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Revolving Lenders, as collateral for the L/C Obligations, cash or deposit account balances (collectively, “Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Revolving Lenders). Derivatives of such term have corresponding meanings. The Borrowers hereby grant to the Administrative Agent, for the benefit of the L/C Issuer and the Revolving Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked deposit accounts at Bank of America.”
S. Section 2.03(a)(iii)(E) is deleted and replaced with:
“(E) a default of any Revolving Lender’s obligations to fund under Section 2.03(c) exists or any Revolving Lender is at such time an Impacted Lender hereunder and such Impacted Lender’s obligations to acquire a participation in such Letter of Credit cannot be reallocated, or can only be partially reallocated, among the non-Impacted Lenders in accordance with the terms of subparagraph (b) of the definition of “Applicable Percentage”, unless the L/C Issuer has entered into arrangements mutually satisfactory to the L/C Issuer, Administrative Agent and Borrowers to eliminate the L/C Issuer’s risk with respect to such Revolving Lender (which arrangements may include the providing of cash collateral in relation to the Borrowers’ obligations to pay any Unreimbursed Amounts in respect of such defaulting Revolving Lender’s or Impacted Lender’s participation in such Letter of Credit after giving effect to any partial reallocation pursuant to subparagraph (b) of the definition of “Applicable Percentage”).”

T. Section 2.10 is deleted and replaced with:
“2.10 Computation of Interest and Fees.
(a) All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(b) The parties understand that the Applicable Revolving Rate and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by Borrower (the “Borrower Information”). If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including without limitation because of a subsequent restatement of earnings by the Borrower) at the time it was delivered to the Administrative Agent, and if the Applicable Revolving Rate or applicable fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information. Administrative Agent shall promptly notify Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to Administrative Agent, for the account of each Lender, within five (5) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of Administrative Agent’s, the L/C Issuer’s, or any Lender’s other rights under this Agreement.”
U. The last sentence of Section 2.14(a) is deleted and replaced with:
“Notwithstanding any other provision of this Agreement, if Borrower elects to extend the Revolving Commitments under this Section 2.14(a), then the Required Lenders may (but shall not be obligated to), on a one time basis, adjust the Applicable Capitalization Rate to a maximum of 8.00% by notice to Borrowers no later than thirty (30) calendar days following the Borrower’s delivery of the extension notice referred to above, such adjusted Applicable Capitalization Rate to be effective on and after the Existing Revolving Commitment Termination Date.”

V. Section 2.14(b) is deleted and replaced with:
“(b) Conditions to Effectiveness of Extension. Notwithstanding the foregoing, the extension of the Revolving Commitment Termination Date pursuant to this Section shall not be effective with respect to the Revolving Lenders unless:
(i) no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;
(ii) to the knowledge of the Borrowers, the representations and warranties contained in this Agreement are true and correct, on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, only as of such specific date); and
(iii) the Borrowers pay the Revolving Lenders an extension fee on the Existing Revolving Commitment Termination Date in an amount equal to the product of (i) 0.35%, multiplied by (ii) the Revolving Commitments then in effect at the time of the extension.”
W. Section 2.15(a)(i) is deleted and replaced with:
“(i) Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may request an increase in Revolving Commitments of up to $200,000,000; provided that any such request for an increase shall be in a minimum amount of $10,000,000. At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Lenders unless Administrative Agent consents in writing to a shorter time period). Such notice shall indicate the proposed Applicable Revolving Rate (or other applicable interest rate margins) for such new Revolving Commitments. In the event new Revolving Commitments are to be provided, no consent of any Lender shall be required in connection with the issuance of any such new Revolving Commitments, regardless of whether the Applicable Revolving Rate (or other applicable interest rate margins) for such new Revolving Commitments or Revolving Loans is less than or greater than that for any other Revolving Commitments or Revolving Loans hereunder.”
X. Sections 2.15(d) and (e) are deleted and replaced with:
“(d) New Revolving Commitments. On the Tenth Amendment Effective Date, each of the Persons identified on Schedule 2.15(d) severally agrees to make Revolving Commitments in the amount set forth on Schedule 2.15(d) opposite such Person’s name in the column “New Revolving Commitments” (such Revolving Commitments, the “New Revolving Commitments”, which New Revolving Commitments shall be in replacement of all outstanding Revolving Commitments in effect immediately prior to the delivery of the Tenth Amendment Effective Date; such outstanding Revolving Commitments are set forth on Schedule 2.15(d) in the column “Existing Revolving Commitments” (such Revolving Commitments, the “Existing Revolving Commitments”)). The Borrowers shall prepay any Revolving Loans outstanding under the Existing Revolving Commitments on the Tenth Amendment Effective Date (and pay any additional amounts required pursuant to Section 3.05) and all Existing Revolving Commitments shall be terminated on the Tenth Amendment Effective Date, concurrently with the effectiveness of the New Revolving Commitments. On or before the Tenth

Amendment Effective Date, Borrowers shall deliver to Administrative Agent a Revolving Note executed by the Borrowers in favor of each Revolving Lender with a New Revolving Commitment as set forth on Schedule 2.15(d) (to the extent requested by each such Revolving Lender). Notwithstanding any provisions of this Agreement to the contrary, the Borrowers may borrow from the Revolving Lenders providing such New Revolving Commitments in order to fund such prepayment and termination. All Revolving Loans made pursuant to this subsection shall be subject to the procedures set forth in Section 2.01, provided, however, that provisions under this Agreement relating to minimum borrowing amounts, minimum prepayment amounts, notice of borrowing and notice of prepayments or commitment terminations shall not be applicable in connection with the effectiveness of the New Revolving Commitments and such repayment and such termination of the Existing Revolving Commitments. All Swing Line Loans outstanding immediately prior to the Tenth Amendment Effective Date shall automatically become Swing Line Loans under the New Revolving Commitments and no prepayment of such outstanding Swing Line Loans shall be required on the Tenth Amendment Effective Date. Upon the Tenth Amendment Effective Date, the New Revolving Loan Commitments shall constitute Revolving Commitments under the Loan Documents. For avoidance of doubt, from and after the Tenth Amendment Effective Date, there shall be no borrowings under the Existing Revolving Commitments.”
(e) Effective on the Tenth Amendment Effective Date, all Letters of Credit set forth on Schedule 2.15(e) shall be deemed to be newly issued Letters of Credit under the New Revolving Commitments.”
Y. The first grammatical paragraph following Section 6.02(h) is deleted and replaced with:
“Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrowers post such documents, or provide a link thereto on the Borrowers’ website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrowers’ behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), including the SEC’s EDGAR website; provided that: (i) the Borrowers shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrowers to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) except with respect to current reports on Form 8-K, the Borrowers shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Documents required to be delivered pursuant to Section 6.02(a) or (b) may be delivered to the Administrative Agent by electronic image scan (e.g., “PDF” or “tif”) transmission. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.”

Z. Section 7.02(e) is deleted and replaced with:
“(e) Investments in Non-Core Assets, provided that at all times the Borrowing Group’s Share of Investments in Non-Core Assets has an aggregate book value (i) that does not exceed 7.5% of the Gross Asset Value then in effect, and (ii) that, together with the aggregate book value of the Borrowing Group’s Share of Investments permitted under Sections 7.02 (f) and (g), does not exceed 20% of the Gross Asset Value then in effect;”
AA. Section 7.02(f) is deleted and replaced with:
“(f) Investments in Development Assets, provided that at all times the Borrowing Group’s Share of Investments in Development Assets has an aggregate book value (i) that does not exceed 10% of the Gross Asset Value then in effect, and (ii) that, together with the aggregate book value of the Borrowing Group’s Share of Investments permitted under Sections 7.02(e) and (g), does not exceed 20% of the Gross Asset Value then in effect;”
BB. Section 7.02(g) is deleted and replaced with:
“(g) Investments in Non-Controlled Entities, provided that at all times the Borrowing Group’s Share of Investments in Non-Controlled Entities has an aggregate net book value (valued at the Borrowing Group’s Share of the book value less depreciation and associated Indebtedness) (i) that does not exceed 20% of the Gross Asset Value then in effect, and (ii) that together with the aggregate book value of the Borrowing Group’s Share of Investments permitted under Sections 7.02(e) and (f), does not exceed 20% of the Gross Asset Value then in effect;”
CC. Section 7.11 is deleted and replaced with:
“7.11 Financial Covenants.
(a) Permit the Fixed Charge Coverage Ratio (i) for each fiscal quarter ending after the Tenth Amendment Effective Date through December 31, 2011, to be less than 1.20:1.00 and (ii) for the fiscal quarter ending March 31, 2012 and each fiscal quarter thereafter, to be less than 1.30:1.00;
(b) Permit the Debt Service Coverage Ratio (i) for each fiscal quarter ending after the Tenth Amendment Effective Date through December 31, 2011, to be less than 1.40:1.00 and (ii) for the fiscal quarter ending March 31, 2012 and each fiscal quarter thereafter, to be less than 1.50:1.00;
(c) Permit the Secured Indebtedness Ratio (i) for each fiscal quarter ending after the Tenth Amendment Effective Date through December 31, 2011, to exceed 0.65:1.00, and (ii) for the fiscal quarter ending March 31, 2012 and each fiscal quarter thereafter, to exceed 0.60:1.00;
(d) Permit the Leverage Ratio to exceed 0.65:1.00;

(e) Permit Adjusted Tangible Net Worth to be less than the sum of (x) 85% of Adjusted Tangible Net Worth as of the Tenth Amendment Effective Date, plus (y) 85% of the net issuance proceeds of all issuances to Persons other than the Borrowers or Subsidiaries of Stock or Partnership Units from and after the Tenth Amendment Effective Date;
(f) Permit the aggregate principal amount of the Borrowing Group’s Share of all cross collateralized or cross-defaulted Indebtedness to exceed 15% of Total Funded Indebtedness;
(g) Permit the Variable Rate Debt Ratio to exceed 0.35:1.00;
(h) Permit the aggregate outstanding principal amount of the Borrowing Group’s Share of Aggregate Recourse Indebtedness, exclusive of the Revolving Commitments and the Total Revolving Outstandings, to exceed $100,000,000;
(i) Permit the aggregate outstanding principal amount (including paid-in-kind or other non current cash pay interest which is added to principal) of Mezzanine Indebtedness to exceed $20,000,000 at any time. The Mezzanine Indebtedness existing as of the Tenth Amendment Effective Date is set forth on Schedule 7.11(i) hereto; or
(j) Permit Total Unsecured Indebtedness to exceed an amount equal to the amount obtained by dividing (x) Free Cash Flow by (y) a constant of 17.53% (based on a 7-year amortization and a 6% interest rate).
The Financial Covenants set forth in this Section 7.11 shall be measured as of the last day of each fiscal quarter.”
DD. Section 8.02(d) is deleted and replaced with:
“(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or under applicable law;”
EE. The last grammatical paragraph of Section 10.13 is deleted and replaced with:
“Without limiting the foregoing, Borrowers may, subject to the consent and approval of Administrative Agent in its sole discretion and notwithstanding anything to the contrary in Section 2.06, terminate the Revolving Commitment of any Defaulting Lender or any Impacted Lender with no outstanding Revolving Loans, provided that if Administrative Agent grants such consent in its sole discretion, (i) the obligations of such Impacted Lender to acquire participations in any Letters of Credit or make such funds available is reallocated among the non-Impacted Lenders as provided in paragraph (b) of the defined term “Applicable Percentage”, or (ii) Borrowers shall Cash Collateralize such Defaulting Lender’s or Impacted Lender’s pro rata portion (if any, after giving effect to any partial reallocation pursuant to subparagraph (b) of the definition of “Applicable Percentage”) of the Outstanding Amount of any then applicable L/C Obligations in a manner satisfactory to L/C Issuer and Administrative Agent.”
FF. Schedule 2.15(d) to the Credit Agreement is deleted and replaced with the revised Schedule 2.15(d) in the form attached hereto.

GG. Schedule 2.15(e) to the Credit Agreement is deleted and replaced with the revised Schedule 2.15(e) in the form attached hereto.
HH. Schedule 7.11(i) is deleted and replaced with the revised Schedule 7.11(i) in the form attached hereto.
II. Exhibit D to the Credit Agreement is deleted and replaced with the revised Exhibit D in the form attached hereto.
Section 2. CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective (as of the “Tenth Amendment Effective Date”) at such time that all of the following conditions are satisfied:
2.1 The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (i) the Borrowers, (ii) the Administrative Agent, (iii) the L/C Issuer, (iv) each Revolving Lender with a New Revolving Commitment, and (v) the Required Lenders (or the Required Lenders shall have consented to the execution of the Amendment by providing their counterpart signatures hereto or their consent hereto to the Administrative Agent);
2.2 Guarantors and the Borrowers and Subsidiaries of the Borrowers party to the Pledge Agreements as “Pledgors” (the “Pledgors”) shall have executed this Amendment with respect to Section 5 and such other documents reasonably required by Administrative Agent;
2.3 The Administrative Agent and its counsel shall have received executed resolutions from Borrowers authorizing the entry into and performance of this Amendment and the Amended Agreement, all in form and substance satisfactory to Administrative Agent and its counsel;
2.4 Borrowers shall have provided a duly executed pro forma Compliance Certificate (in the form of Exhibit D to the Amended Agreement) as of the last day of the Borrowers’ fiscal quarter ended June 30, 2010 showing compliance with all of the financial covenants set forth in Section 7.11 of the Credit Agreement (as amended by this Amendment);
2.5 Any fees required to be paid on or before the Tenth Amendment Effective Date shall have been paid; and
2.6 Borrowers and the Pledgors shall have delivered such other assurances, certificates, documents or consents as the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Revolving Lenders or the Required Lenders reasonably may require.

Section 3. BORROWERS’ REPRESENTATIONS AND WARRANTIES
In order to induce the Revolving Lenders, the L/C Issuer and the Required Lenders to consent to this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to Administrative Agent and to each Revolving Lender, the L/C Issuer and each Required Lender that the following statements are true, correct and complete:
3.1 Corporate Power and Authority. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the Tenth Amendment Effective Date;
3.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be;
3.3 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Amended Agreement as of the Tenth Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment;
3.4 No Conflict. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, does not and will not (i) violate any provision of any applicable material law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, the Organization Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement except as could not reasonably be expected to have a Material Adverse Effect, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Tenth Amendment Effective Date or except for such approvals or consents which, if not obtained, are not reasonably expected to result in a Material Adverse Effect;
3.5 Governmental Consents. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings or recordings in respect of the Liens created pursuant to the Loan Documents and except as may be required, in connection with the disposition of any Collateral, by laws generally affecting the offering and sale of securities;

3.6 Binding Obligation. The Amended Agreement has been duly executed and delivered by Borrowers and is enforceable against Borrowers, in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
3.7 Incorporation of Representations and Warranties From Amended Agreement. After giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Tenth Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
Section 4. MISCELLANEOUS
4.1 Reference to and Effect on the Amended Agreement and the Other Loan Documents.
A. On and after the Tenth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
B. Except as specifically amended by this Amendment, the Amended Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Amended Agreement or any of the other Loan Documents.
4.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. The Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent’s counsel in connection with this Amendment concurrently with or promptly but in no event later than 30 days after submission of an invoice with respect to such reasonable fees, costs and expenses.
4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

4.4 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and Administrative Agent, and receipt by Borrowers and Administrative Agent of written, facsimile, electronic image scan (e.g., “PDF” or “tif”) transmission or telephonic notification of such execution and authorization of delivery thereof.
4.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties with respect to this amendment to the Amended Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.
4.6 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of California.
Section 5. ACKNOWLEDGEMENT AND CONSENT
5.1 Guarantors are party to that certain Continuing Guaranty (as amended from time to time), dated as of November 2, 2004, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Security Agreement (Securities) made by Borrowers (as amended from time to time) and Security Agreement (Securities) made by certain other Pledgors (as amended from time to time), dated as of November 2, 2004, pursuant to which Pledgors have pledged the Collateral as security for the Indebtedness (as defined in the applicable Pledge Agreement).
5.2 Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Amended Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the “Guaranteed Obligations” (as defined in the applicable Guaranty) or the “Indebtedness” (as defined in the applicable Pledge Agreement), as the case may be, including without limitation the payment and performance of all such “Guaranteed Obligations” or “Indebtedness”, as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

5.3 Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and agrees that the Pledge Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Tenth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
5.4 Each Guarantor and each Pledgor (other than the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Amended Agreement.
[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

BORROWERS:	APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership

	By:		AIMCO-GP, INC., a Delaware corporation
	Its:		General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

PLEDGORS (for purposes of Section 5 only):

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, as Pledgor

By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership, as Pledgor

By:		AIMCO-GP, INC., a Delaware corporation
Its:		General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation, as Pledgor

By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO/IPT, INC., a Delaware corporation,

NHP A&R SERVICES, INC., a Virginia corporation

NHP REAL ESTATE CORPORATION, a Delaware corporation

AIMCO HOLDINGS QRS, INC., a Delaware corporation

NHPMN-GP, INC., a Delaware corporation

LAC PROPERTIES QRS II INC., a Delaware corporation

By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO LP LA, LP, a Delaware limited partnership

By:	AIMCO LA QRS, Inc., a Delaware corporation
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Member

	By:	AIMCO-GP, Inc., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO GP LA, L.P., a Delaware limited partnership

By:	AIMCO-GP, INC., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P., a Delaware limited partnership,
Its:	General Partner

	By:	AIMCO-GP, INC., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIC REIT PROPERTIES LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO-GP, INC., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership

By:	AIMCO QRS GP, LLC, a Delaware limited liability company
Its:	General Partner

	By:	AIMCO Properties, L.P., a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P. a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ambassador Florida Partners, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES SUB LLC, a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP I LLC a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

GUARANTORS (for purposes of Section 5 only):

AIMCO EQUITY SERVICES, INC., a Virginia corporation

AIMCO HOLDINGS QRS, INC., a Delaware corporation

AIMCO-LP TRUST a Delaware trust

AIMCO PROPERTIES FINANCE CORP., a Delaware corporation

AMBASSADOR I, INC., a Delaware corporation

AMBASSADOR VIII, INC., a Delaware corporation

ANGELES REALTY CORPORATION II, a California corporation

CONCAP EQUITIES, INC., a Delaware corporation

NHP A&R SERVICES, INC., a Virginia corporation

NHPMN STATE MANAGEMENT, INC., a Delaware corporation

NHP MULTI-FAMILY CAPITAL CORPORATION, a District of Columbia corporation

AIMCO-GP, INC., a Delaware corporation

NHPMN-GP, INC., a Delaware corporation

By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO IPLP, L.P., a Delaware limited partnership

By:	AIMCO/IPT, Inc., a Delaware corporation
Its:	General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P., a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc., a Delaware corporation,
Its:	General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ambassador Florida Partners Limited Partnership, a Delaware limited partnership
Its:	General Partner

	By:		Ambassador Florida Partners, Inc., a Delaware corporation
	Its:		General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership

By:	AIMCO QRS GP, LLC, a Delaware limited liability company,
Its:	General Partner

	By:	AIMCO Properties, L.P., a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P., a Delaware limited partnership
Its:	General Partner

	By:	AIMCO-GP, Inc., a Delaware corporation
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

GP-OP PROPERTY MANAGEMENT, LLC a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Member

	By:	AIMCO-GP, Inc., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

NHPMN MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc. a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

NHPMN MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO/Bethesda Holdings, Inc., a Delaware corporation,
Its:	Member

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

OP PROPERTY MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc., a Delaware corporation
Its:	Managing General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership
Its:	Member

	By:	AIMCO-GP, Inc., a Delaware corporation
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties GP I LLC, a Delaware limited liability company
Its:	General Partner

	By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership
	Its:	Managing Member

		By:	AIMCO GP LA, L.P., a Delaware limited partnership
		Its:	General Partner

			By:	AIMCO-GP, Inc., a Delaware corporation
			Its:	General Partner

				By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties QRS II Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO SELECT PROPERTIES, L.P., a Delaware limited partnership

By:	AIMCO/Bethesda Holdings, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Kathleen M. Carry Kathleen M. Carry Vice President
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

L/C ISSUER:	BANK OF AMERICA, N.A., as L/C Issuer

	By:	/s/ James P. Johnson James P. Johnson Senior Vice President
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA, N.A., as Lender

By:	/s/ James P. Johnson James P. Johnson
Senior Vice President
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

KEYBANK NATIONAL ASSOCIATION, as Syndication Agent And Lender

By:	/s/ Christopher T. Neil Christopher T. Neil
Senior Relationship Manager
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

WELLS FARGO BANK, N.A., Successor-by-merger to Wachovia Bank, N.A., as a Lender

By:	/s/ J. Derek Evans Name: J. Derek Evans
Title: Senior Vice President
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Ryan Vetsch Name: Ryan Vetsch
Title: Authorized Signatory
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

MANUFACTURERS AND TRADERS TRUST COMPANY, a New York Banking Company, as a Lender

By:	/s/ John Mangan Name: John Mangan
Title: Vice President
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland Name: John C. Rowland
Title: Vice President
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ James A. Harmann Name: James A. Harmann
Title: Senior Vice President
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

HSBC BANK USA NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy J. Mertens Name: Timothy J. Mertens
Title: Vice President
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

Schedule 2.15(d)
New Revolving Commitments

	New Revolving
Revolving Lender	Commitments	Percentage
BANK OF AMERICA, N.A.	$63,333,333.34	21.111111113%
KEYBANK	$63,333,333.33	21.111111110%
WELLS FARGO	$58,333,333.33	19.444444443%
HSBC	$25,000,000	8.333333333%
MORGAN STANLEY	$25,000,000	8.333333333%
M&T BANK	$25,000,000	8.333333333%
CITIBANK	$20,000,000	6.666666667%
PNC	$20,000,000	6.666666667%

TOTAL	$300,000,000	100.00000000%

Existing Revolving Commitments

	Existing Revolving
Revolving Lender	Commitments	Percentage
BANK OF AMERICA NA	$65,000,000	36.111111111%
KEYBANK NATIONAL ASSOCIATION	$65,000,000	36.111111111%
WACHOVIA BANK NA	$50,000,000	27.777777778%

TOTAL	$180,000,000	100.00000000%

(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

Schedule 2.15(e)
Letters of Credit Deemed Issued Under New Revolving Commitments
REVOLVER

LC No.	Beneficiary	USD Amount	Issued	Expiry
T00000003039279	THE BANK OF NEW YORK TRUST CO	193,000.00	11/6/01	4/22/11
T00000003045000	LIBERTY MUTUAL INSURANCE CO	2,354,350.00	12/21/01	12/31/10
T00000003060418	GOLDENROD ASSET MANAGEMENT INC	2,826,436.00	12/10/03	9/30/10
T00000003066411	STATE OF MINNESOTA	25,000.00	11/4/04	10/27/10
T00000003089087	GOLDENROD ASSET MANAGEMENT INC	2,900,891.00	7/19/07	9/30/10
T00000003090560	ILLINOIS HOUSING DEVELOPMENT	174,038.91	11/23/07	10/25/10
T00000003094296	FANNIE MAE	3,064,000.00	6/27/08	4/22/11
T00000003009450	RELIANCE INSURANCE COMPANY	74,744.00	5/1/09	3/27/11
T00000003075421	OLD REPUBLIC INSURANCE CO	8,354,568.00	5/1/09	4/23/11
T00000003079832	ACE AMERICAN INSURANCE COMPANY	7,023,564.00	5/1/09	4/23/11
T00000003094338	THE NORTHWESTERN MUTUAL LIFE INS CO	2,100,000.00	5/1/09	4/22/11
T00000003097737	FEDERAL HOME LOAN MORTGAGE	2,292,345.00	5/1/09	4/23/11
T00000003097738	FEDERAL HOME LOAN MORTGAGE	1,005,844.00	5/1/09	4/23/11
T00000003099707	FANNIE MAE	7,437,500.00	5/29/09	4/24/11
T00000003100897	GOLDENROD ASSET MANAGEMENT INC	1,954,856.00	9/29/09	9/30/10
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

Schedule 7.11(i)
Mezzanine Indebtedness as of Tenth Amendment Effective Date
None
(Tenth Amendment to Amended and Restated Senior Secured Credit Agreement)

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:                     ,
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Apartment Investment and Management Company, a Maryland corporation (the “REIT”), AIMCO Properties, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO, and AIMCO/Bethesda, collectively referred to as the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                               of the Borrowers, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrowers, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the REIT ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the REIT ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the REIT in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrowers during the accounting period covered by the attached financial statements.
3. A review of the activities of the Borrowers during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrowers performed and observed all their Obligations under the Loan Documents, and
Form of Compliance Certificate

[select one:]
[to the best knowledge of the undersigned during such fiscal period, the Borrowers performed and observed each covenant and condition of the Loan Documents applicable to it.]
—or—
[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
4. The representations and warranties of the Borrowers contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct to the knowledge of the Borrowers on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct to the knowledge of the Borrowers only as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.
5. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                     ,                     .

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation

By:

Name:
Title:

AIMCO PROPERTIES, L.P., a Delaware limited partnership

By:	AIMCO-GP, INC., a Delaware corporation
Its:	General Partner

By:

Name:
Title:

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation

By:

Name:
Title:
Form of Compliance Certificate

For the Quarter/Year ended                      (“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I. Section 7.11(a) — Fixed Charge Coverage Ratio.

A. Adjusted Total EBITDA for the four quarter period ended on Statement Date:	$

B. Fixed Charges for the four quarter period ended on Statement Date:	$

C. Fixed Charge Coverage Ratio (Line I.A. ÷ Line I.B.):	to 1

II. Section 7.11(b) — Debt Service Coverage Ratio.

A. Adjusted Total EBITDA for the four quarter period ended on Statement Date (See Line I.A. above):	$

B. Actual Debt Service for the four quarter period ended on Statement Date:	$

C. Debt Service Coverage Ratio (Line II.A. ÷ Line II.B.):	to 1

III. Section 7.11(c) — Secured Indebtedness Ratio.

A. Total Secured Indebtedness at Statement Date:	$

B. Gross Asset Value at Statement Date:	$

C. Secured Indebtedness Ratio (Line III.A. ÷ Line III.B.):	to 1

IV. Section 7.11(d) — Leverage Ratio.

A. Total Funded Indebtedness at Statement Date:	$

B. Gross Asset Value at Statement Date (See Line III.B. above):	$

C. Leverage Ratio (Line IV.A. ÷ Line IV.B.):	to 1
Form of Compliance Certificate

V. Section 7.11(e) — Adjusted Tangible Net Worth.

A. 85% of Adjusted Tangible Net Worth as of the Tenth Amendment Effective Date:	$

B. 85% of net issuance proceeds at Statement Date of all issuances to Persons other than the Borrowers or Subsidiaries of Stock or Partnership Units from and after the Tenth Amendment Effective Date:	$

C. Sum of A and C:	$

D. Actual Adjusted Tangible Net Worth at Statement Date:	$

E. D > C	Yes ☐ No ☐

VI. Section 7.11(f) — Cross Collateralized and Cross-Defaulted Indebtedness.

A. Borrowing Group’s Share of all cross collateralized or cross-defaulted Indebtedness at Statement Date:	$

B. 15% of Total Funded Indebtedness at Statement Date (See Line IV.A. above):

C. A < B	Yes ☐ No ☐

VII. Section 7.11(g) — Variable Rate Debt Ratio.

A. Variable Rate Indebtedness at Statement Date:	$

B. Total Funded Indebtedness at Statement Date: (See Line IV.A. above):	$

C. Variable Rate Debt Ratio (Line VII.A ÷ Line VII.B.):	to 1

VIII. Section 7.11(h) — Aggregate Recourse Indebtedness.

A. Borrowing Group’s Share of Aggregate Recourse Indebtedness, exclusive of the Revolving Commitments and the Total Revolving Outstandings	$

B. A < $100,000,000	Yes ☐ No ☐

IX. Section 7.11(i) — Mezzanine Indebtedness.

A. Aggregate outstanding principal amount (including paid-in-kind or other non current cash pay interest which is added to principal) of Mezzanine Indebtedness

B. A < $20,000,000	Yes ☐ No ☐
Form of Compliance Certificate

X. Section 7.11(j) — Total Unsecured Indebtedness.

A. Total Unsecured Indebtedness at Statement Date:	$

B. Free Cash Flow at Statement Date:	$

C. Free Cash Flow at Statement Date divided by (y) a constant of 17.53% (based on a 7-year amortization and a 6% interest rate):	$

D. A < C	Yes ☐ No ☐
Form of Compliance Certificate